Exhibit 21

List of Subsidiaries of Equity Residential and ERP Operating Limited Partnership

	Entity	Formation State
1	1145 Acquisition, L.L.C.	Delaware
2	303 Third SPE LLC	Delaware
3	303 Third Street Developer LLC	Delaware
4	303 Third Street Venture I LLC	Delaware
5	303 Third Venture I SPE LLC	Delaware
6	340 Fremont Owners Association	California
7	777 Sixth Avenue Owner LLC	Delaware
8	88 Hillside Homeowners Association	California
9	Alban Towers LLC	District of Columbia
10	Amberton Apartments, L.L.C.	Virginia
11	ANE Associates, L.L.C.	Delaware
12	API Town Center III (Borrower) GP LLC	Delaware
13	API Town Center III (Borrower) LP	Delaware
14	Archstone	Maryland
15	Archstone 101 West End Avenue GP LLC	Delaware
16	Archstone 101 West End Avenue LP	Delaware
17	Archstone 180 Montague GP LLC	Delaware
18	Archstone 180 Montague LP	Delaware
19	Archstone 5 Holdings LP	Delaware
20	Archstone 5 LLC	Delaware
21	Archstone 6 Holdings LP	Delaware
22	Archstone 6 LLC	Delaware
23	Archstone Alban Towers LLC	Delaware
24	Archstone Arlington Courthouse Plaza LLC	Delaware
25	Archstone Avenir GP LLC	Delaware
26	Archstone Avenir LP	Delaware
27	Archstone Camargue LLC	Delaware
28	Archstone Camargue Mezz LLC	Delaware
29	Archstone CCP LLC	Delaware
30	Archstone Columbia Crossing LLC	Delaware
31	Archstone Columbia Crossing Mezz LLC	Delaware
32	Archstone Communities LLC	Delaware
33	Archstone Concourse LLC	Delaware
34	Archstone Cronin's Landing LLC	Delaware
35	Archstone Crystal Place LLC	Delaware
36	Archstone Daggett Place LLC	Delaware
37	Archstone DC 3 Holdings LLC	Delaware
38	Archstone DC 5 Holdings LLC	Delaware
39	Archstone DC 6 Holdings LLC	Delaware
40	Archstone DC 7 Holdings LLC	Delaware
41	Archstone DC Holdings LLC	Delaware
42	Archstone DC Investments 3-I LP	Delaware
43	Archstone DC Investments 3-II LP	Delaware
44	Archstone DC Investments 5-I LP	Delaware
45	Archstone DC Investments 5-II LP	Delaware
46	Archstone DC Investments 6-I LP	Delaware
47	Archstone DC Investments 6-II LP	Delaware

48	Archstone DC Investments 7 LLC	Delaware
49	Archstone DC Master Holdings LLC	Delaware
50	Archstone DC Property Holdings LP	Delaware
51	Archstone Del Mar Heights GP LLC	Delaware
52	Archstone Del Mar Heights LP	Delaware
53	Archstone East 39th Street (Nominee) GP LLC	Delaware
54	Archstone East 39th Street (Nominee) LP	Delaware
55	Archstone East 39th Street GP LLC	Delaware
56	Archstone East 39th Street Holdings GP LLC	Delaware
57	Archstone East 39th Street Holdings LP	Delaware
58	Archstone East 39th Street Land LLC	Delaware
59	Archstone East 39th Street LP	Delaware
60	Archstone East 39th Street Principal GP LLC	Delaware
61	Archstone East 39th Street Principal LP	Delaware
62	Archstone Gallery at Rosslyn LLC	Delaware
63	Archstone Gateway Place LLC	Delaware
64	Archstone HoldCo CM LLC	Delaware
65	Archstone Inc.	Maryland
66	Archstone Investments 7-I LP	Delaware
67	Archstone Investments 7-II LP	Delaware
68	Archstone Master Holdings GP LLC	Delaware
69	Archstone Master Holdings LLC	Delaware
70	Archstone Master Property Holdings GP, LLC	Delaware
71	Archstone Master Property Holdings LLC	Delaware
72	Archstone Multifamily Series I Trust	Delaware
73	Archstone Multifamily Series II LLC	Delaware
74	Archstone Multifamily Series III LLC	Delaware
75	Archstone Multifamily Series IV LLC	Delaware
76	Archstone Near Northeast LLC	Delaware
77	Archstone Northcreek LLC	Delaware
78	Archstone Oakwood Boston LLC	Delaware
79	Archstone Parallel Residual JV 2, LLC	Delaware
80	Archstone Parallel Residual JV, LLC	Delaware
81	Archstone Presidio View Member LLC	Delaware
82	Archstone Property Holdings GP LLC	Delaware
83	Archstone Property Holdings LLC	Delaware
84	Archstone Redmond Court LLC	Delaware
85	Archstone Residual JV, LLC	Delaware
86	Archstone Rincon Hill GP LLC	Delaware
87	Archstone Rincon Hill LP	Delaware
88	Archstone San Mateo Holdings LP	Delaware
89	Archstone Sausalito GP LLC	Delaware
90	Archstone Sausalito LP	Delaware
91	Archstone Showplace Square LLC	Delaware
92	Archstone Smith Corporate Holdings LLC	Delaware
93	Archstone South Market GP LLC	Delaware
94	Archstone South Market LP	Delaware
95	Archstone South Market Mezz GP LLC	Delaware
96	Archstone South Market Mezz LP	Delaware
97	Archstone Tenside Member LLC	Delaware
98	Archstone Texas Land Holdings LLC	Delaware
99	Archstone Trademark JV, LLC	Delaware

100	Archstone Westchester at Old Town GP LLC	Delaware
101	Archstone Westchester at Old Town LP	Delaware
102	Archstone-Smith Unitholder Services LLC	Delaware
103	Arrington Place Condominium Association	Washington
104	Artery Northampton Limited Partnership	Maryland
105	ASN Bellevue LLC	Delaware
106	ASN Dupont Circle LLC	Delaware
107	ASN Fairchase LLC	Delaware
108	ASN Fairchase Mezz LLC	Delaware
109	ASN Foundry LLC	Delaware
110	ASN Kendall Square LLC	Delaware
111	ASN Key West LLC	Delaware
112	ASN Lake Mendota Investments LLC	Delaware
113	ASN Monument Park LLC	Delaware
114	ASN Murray Hill LLC	Delaware
115	ASN Northgate, LLC	Delaware
116	ASN Park Essex LLC	Delaware
117	ASN Quarry Hills LLC	Delaware
118	ASN Redmond Park LLC	Delaware
119	ASN San Mateo GP LLC	Delaware
120	ASN San Mateo Holdings GP LLC	Delaware
121	ASN San Mateo LP	Delaware
122	ASN Santa Clara GP LLC	Delaware
123	ASN Santa Clara LP	Delaware
124	ASN Santa Clara Mezz GP LLC	Delaware
125	ASN Santa Clara Mezz LP	Delaware
126	ASN Santa Monica GP LLC	Delaware
127	ASN Santa Monica LP	Delaware
128	ASN Santa Monica Mezz GP LLC	Delaware
129	ASN Santa Monica Mezz LP	Delaware
130	ASN Seattle LLC	Delaware
131	ASN Watertown LLC	Delaware
132	ASN Westmont LLC	Delaware
133	ASN Wisconsin Place (Residential) LLC	Delaware
134	ASN Wisconsin Place (Retail) LLC	Delaware
135	Azure Mission Bay Owners Association	California
136	BEL Residential Properties Trust	Maryland
137	BEL-EQR II Limited Partnership	Illinois
138	BEL-EQR II, L.L.C.	Delaware
139	Brookside Place Associates, L.P.	California
140	Brookside Place G.P. Corp.	Delaware
141	Buena Vista Place Associates	Florida
142	Canyon Creek Village Associates, L.P.	California
143	Canyon Creek Village G.P. Corp.	Delaware
144	CAPREIT Garden Lake Limited Partnership	Georgia
145	CAPREIT Highland Grove Limited Partnership	Georgia
146	CAPREIT Mariner's Wharf Limited Partnership	Florida
147	CAPREIT Silver Springs Limited Partnership	Florida
148	CAPREIT Westwood Pines Limited Partnership	Florida
149	Carrollwood Place Limited Partnership	Texas
150	Cedar Crest General Partnership	Illinois
151	Charles River Park "D" Company	Massachusetts

152	Cobblestone Village Community Rentals, L.P.	California
153	Cobblestone Village G.P. Corp.	Delaware
154	Country Club Associates Limited Partnership	Maryland
155	Country Oaks Associates, L.P.	California
156	Country Oaks G.P. Corp.	Delaware
157	Country Ridge General Partnership	Illinois
158	CRICO of Fountain Place Limited Partnership	Minnesota
159	CRICO of Ocean Walk Limited Partnership	Florida
160	Crowntree Lee Vista, L.L.C.	Delaware
161	CRP Service Company, L.L.C.	Delaware
162	CRSI SPV 103, Inc.	Delaware
163	CRSI SPV 30130, Inc.	Delaware
164	CRSI SPV 30150, Inc.	Delaware
165	CRSI SPV 30197, Inc.	Delaware
166	DB Master Accommodation LLC	Delaware
167	Deerfield Associates, L.P.	California
168	Deerfield G.P. Corp.	Delaware
169	Duxford Insurance Company, LLC	Vermont
170	Duxford LLC	Delaware
171	EC-Belle Arts, L.L.C.	Delaware
172	ECH-GFR, Inc.	Ohio
173	EC-Mission Verde, LLC	Delaware
174	EC-Mission Verde, LP	Delaware
175	Edgewater Community Rentals, L.P.	California
176	Edgewater G.P. Corp.	Delaware
177	E-Lodge Associates Limited Partnership	Illinois
178	EQR - Briarwood Limited Partnership	California
179	EQR (1999) Master Limited Liability Company	Delaware
180	EQR (1999) Towers LLC	Delaware
181	EQR Chase Knolls Lender LLC	Delaware
182	EQR Ironwood, L.L.C.	Delaware
183	EQR Marks A, L.L.C.	Delaware
184	EQR No. One Master Limited Partnership	Delaware
185	EQR No. Two Master Limited Partnership	Delaware
186	EQR/KB California RCI LLC	Delaware
187	EQR/Lincoln Fort Lewis Communities LLC	Delaware
188	EQR/Lincoln Guaranty Credit Limited Partnership	Delaware
189	EQR/Lincoln RCI Southeast LLC	Delaware
190	EQR-1250 Cherokee LLC	Delaware
191	EQR-12th & Massachusetts, LLC	Delaware
192	EQR-140 Riverside, LLC	Delaware
193	EQR-1500 Mass, LLC	Delaware
194	EQR-160 Riverside, LLC	Delaware
195	EQR-175 Kent Avenue A, LLC	Delaware
196	EQR-175 Kent Avenue B, LLC	Delaware
197	EQR-1776 Broadway LLC	Delaware
198	EQR-180 Riverside, LLC	Delaware
199	EQR-228 West 71st, LLC	Delaware
200	EQR-2300 Elliott, LLC	Delaware
201	EQR-2400 Residential, L.L.C.	Delaware
202	EQR-249 Third Street LLC	Delaware
203	EQR-2850 Kelvin GP LLC	Delaware

204	EQR-2850 Kelvin LP	Delaware
205	EQR-315 on A Apartments LLC	Delaware
206	EQR-320 Pine, LLC	Delaware
207	EQR-400 PAS, LLC	Delaware
208	EQR-401 Massachusetts, LLC	Delaware
209	EQR-41 West 86th, LLC	Delaware
210	EQR-4111 South Via Marina GP LLC	Delaware
211	EQR-4111 South Via Marina LP	Delaware
212	EQR-425 Massachusetts, LLC	Delaware
213	EQR-4th & Hill GP LLC	Delaware
214	EQR-4th & Hill LP	Delaware
215	EQR-50 West 77th, LLC	Delaware
216	EQR-600 Washington, L.L.C.	Delaware
217	EQR-680 Berendo GP LLC	Delaware
218	EQR-680 Berendo LP	Delaware
219	EQR-680 Berenedo A LP	Delaware
220	EQR-680 Berenedo GP A LLC	Delaware
221	EQR-688 Berendo GP LLC	Delaware
222	EQR-688 Berendo LP	Delaware
223	EQR-71 Broadway, LLC	Delaware
224	EQR-77 Park Avenue LLC	Delaware
225	EQR-9th & W Member LLC	Delaware
226	EQR-Academy Village SPE, L.L.C.	Delaware
227	EQR-Academy Village Limited Partnership	Delaware
228	EQR-Acapella Pasadena GP, LLC	Delaware
229	EQR-Acapella Pasadena Limited Partnership	Delaware
230	EQR-Acheson Commons, LLC	Delaware
231	EQR-Acquisitions GP, LLC	Delaware
232	EQR-Acquisitions, LP	Delaware
233	EQR-Acton Berkeley Limited Partnership	Delaware
234	EQR-Acton Berkeley, LLC	Delaware
235	EQR-Alameda Block 9 GP LLC	Delaware
236	EQR-Alameda Block 9 LP	Delaware
237	EQR-Alcyone Apartments, LLC	Delaware
238	EQR-Alexandria Orlando, L.L.C.	Delaware
239	EQR-Alexandria, L.L.C.	Delaware
240	EQR-Apartment Holding Co., Inc.	New York
241	EQR-Apartment Holding LLC	Delaware
242	EQR-Arboretum, L.L.C.	Delaware
243	EQR-Arches Limited Partnership	Delaware
244	EQR-Arches, LLC	Delaware
245	EQR-Archstone TM Holder, LLC	Delaware
246	EQR-Arden Villas, L.L.C.	Delaware
247	EQR-ArtBHolder, L.L.C.	Delaware
248	EQR-ArtCapLoan, L.L.C.	Delaware
249	EQR-Artech Berkeley Limited Partnership	Delaware
250	EQR-Artisan on Second Limited Partnership	Delaware
251	EQR-Artisan on Second, LLC	Delaware
252	EQR-Avanti, L.L.C.	Delaware
253	EQR-Avanti, L.P.	Delaware
254	EQR-Azure Creek, LLC	Delaware
255	EQR-Back Bay Manor, LLC	Delaware

256	EQR-Barrington, L.L.C.	Delaware
257	EQR-Bay Hill Conversion, LLC	Delaware
258	EQR-Bay Hill, LP	Delaware
259	EQR-Beatrice, LLC	Delaware
260	EQR-Bella Vista California GP, LLC	Delaware
261	EQR-Bella Vista California, LP	Delaware
262	EQR-Bella Vista, LLC	Delaware
263	EQR-Bellagio, L.L.C.	Delaware
264	EQR-Belle Fontaine Limited Partnership	Delaware
265	EQR-Belle Fontaine, LLC	Delaware
266	EQR-Bellevue Meadow GP Limited Partnership	Washington
267	EQR-Bellevue Meadow Limited Partnership	Washington
268	EQR-Bellevue Meadow, LLC	Delaware
269	EQR-Berkeleyan Berkeley Limited Partnership	Delaware
270	EQR-BILT Holding LLC	Delaware
271	EQR-Bond Partnership	Georgia
272	EQR-Bradley Park, L.L.C.	Delaware
273	EQR-Braintree, L.L.C.	Delaware
274	EQR-Breakwater Marina GP LLC	Delaware
275	EQR-Breakwater Marina LP	Delaware
276	EQR-Breton Hammocks Financing Limited Partnership	Illinois
277	EQR-Briarwood GP Limited Partnership	California
278	EQR-Briarwood GP, LLC	Delaware
279	EQR-Broadway Towers, LLC	Delaware
280	EQR-Broadway Towers, LP	Delaware
281	EQR-Brodie LLC	Delaware
282	EQR-Brookdale Village, L.L.C.	Delaware
283	EQR-BS Financing Limited Partnership	Illinois
284	EQR-C on Pico GP, LLC	Delaware
285	EQR-C on Pico, LP	Delaware
286	EQR-Camellero Financing Limited Partnership	Illinois
287	EQR-Cape House I, LLC	Delaware
288	EQR-Cape House I, LP	Delaware
289	EQR-Cape House II, LLC	Delaware
290	EQR-Carmel Terrace Vistas, Inc.	Illinois
291	EQR-Cascade II, LLC	Delaware
292	EQR-Cascade, LLC	Delaware
293	EQR-Cedar Ridge GP, L.L.C.	Delaware
294	EQR-Cedar Ridge Limited Partnership	Illinois
295	EQR-Centennial Court, L.L.C.	Delaware
296	EQR-Centennial Tower, L.L.C.	Delaware
297	EQR-Chase, LLC	Delaware
298	EQR-Chelsea Square GP Limited Partnership	Washington
299	EQR-Chelsea Square Limited Partnership	Washington
300	EQR-Chelsea, LLC	Delaware
301	EQR-Chickasaw Crossing, Inc.	Illinois
302	EQR-Chickasaw Crossing, L.L.C.	Delaware
303	EQR-Chinatown Gateway LP	Delaware
304	EQR-Chinatown Gateway, L.L.C.	Delaware
305	EQR-Chloe LLC	Delaware
306	EQR-Church Corner, L.L.C.	Delaware
307	EQR-City Pointe Limited Partnership	Delaware

308	EQR-City Pointe, LLC	Delaware
309	EQR-Clarendon, LLC	Delaware
310	EQR-Cliffwalk, LLC	Delaware
311	EQR-Coachman Trails, L.L.C.	Delaware
312	EQR-Continental Villas Financing Limited Partnership	Illinois
313	EQR-Country Club Lakes, L.L.C.	Delaware
314	EQR-Cupertino GP LLC	Delaware
315	EQR-Cupertino LP	Delaware
316	EQR-Cypress Lake, L.L.C.	Delaware
317	EQR-Dalton LLC	Delaware
318	EQR-Dartmouth Woods General Partnership	Illinois
319	EQR-Deerwood Vistas, Inc.	Illinois
320	EQR-Del Lago Vistas, Inc.	Illinois
321	EQR-Del Mar Ridge GP, LLC	Delaware
322	EQR-Del Mar Ridge, LP	Delaware
323	EQR-District Holding, LLC	Delaware
324	EQR-Doral Financing Limited Partnership	Illinois
325	EQR-Dulles, LLC	Delaware
326	EQR-Dupont Corcoran, LLC	Delaware
327	EQR-East 27th Street Apartments, LLC	Delaware
328	EQR-Edgemoor LLC	Delaware
329	EQR-Reserve at Eisenhower LLC	Delaware
330	EQR-Element, LLC	Delaware
331	EQR-Eleve GP, LLC	Delaware
332	EQR-Eleve, LP	Delaware
333	EQR-Elise Holding LLC	Delaware
334	EQR-Ellipse, LLC	Delaware
335	EQR-Emerald Park GP LLC	Delaware
336	EQR-Emerald Park LP	Delaware
337	EQR-Emerald Place Financing Limited Partnership	Illinois
338	EQR-Emeryville GP LLC	Delaware
339	EQR-Emeryville LP	Delaware
340	EQR-Encore Limited Partnership	Delaware
341	EQR-Encore, LLC	Delaware
342	EQR-Enterprise Holdings, LLC	Delaware
343	EQR-EOI Financing Limited Partnership	Illinois
344	EQR-Essex Place Financing Limited Partnership	Illinois
345	EQR-EWR Holding, LP	Delaware
346	EQR-Exchange, LLC	Delaware
347	EQR-Eye Street, LLC	Delaware
348	EQR-Fairfax Corner, L.L.C.	Delaware
349	EQR-Fairfield Member LLC	Delaware
350	EQR-Fairfield, L.L.C.	Delaware
351	EQR-Fancap 2000A Limited Partnership	Illinois
352	EQR-Fancap 2000A, L.L.C.	Delaware
353	EQR-Fankey 2004 Limited Partnership	Illinois
354	EQR-Fankey 2004, L.L.C.	Delaware
355	EQR-Fanwell 2007 GP, LLC	Delaware
356	EQR-Fanwell 2007 Limited Partnership	Delaware
357	EQR-Fielders Crossing GP, L.L.C.	Delaware
358	EQR-Fielders Crossing Limited Partnership	Illinois
359	EQR-Fifth Wall LLC	Delaware

360	EQR-Fine Arts Berkeley Limited Partnership	Delaware
361	EQR-Flatlands, L.L.C.	Delaware
362	EQR-Foundry Member, LLC	Delaware
363	EQR-Fremont GP LLC	Delaware
364	EQR-Fremont LP	Delaware
365	EQR-Fresca 2009 GP, LLC	Delaware
366	EQR-Fresca 2009 Limited Partnership	Delaware
367	EQR-FW Holding II LLC	Delaware
368	EQR-Gaia Berkeley Limited Partnership	Delaware
369	EQR-Gallery Apartments Limited Partnership	Illinois
370	EQR-Gallery, L.L.C.	Delaware
371	EQR-Gateway at Malden Center, LLC	Delaware
372	EQR-Georgian Woods, L.L.C.	Delaware
373	EQR-Girard LLC	Delaware
374	EQR-GLO Apartments Limited Partnership	Delaware
375	EQR-GLO Apartments, LLC	Delaware
376	EQR-GLO Low Income Limited Partnership	Delaware
377	EQR-Governor's Place Financing Limited Partnership	Illinois
378	EQR-Gowanus Development LLC	Delaware
379	EQR-Hacienda GP LLC	Delaware
380	EQR-Hacienda LP	Delaware
381	EQR-Hampshire Place Conversion, LLC	Delaware
382	EQR-Hampshire Place, LP	Delaware
383	EQR-Harbor Steps Member, L.L.C.	Delaware
384	EQR-Harbor Steps, L.L.C.	Delaware
385	EQR-Heights on Capitol Hill LLC	Delaware
386	EQR-Heritage Ridge, L.L.C.	Delaware
387	EQR-Heritage Ridge, L.P.	Delaware
388	EQR-Herndon, L.L.C.	Delaware
389	EQR-HHC 1&2 GP, LLC	Delaware
390	EQR-HHC 1&2, LP	Delaware
391	EQR-Highlands, LLC	Delaware
392	EQR-Hikari Apartments, LP	California
393	EQR-Hikari GP, LLC	Delaware
394	EQR-Hikari Landlord, LP	California
395	EQR-Hikari Low-Income, LP	Delaware
396	EQR-Hillside Limited Partnership	Delaware
397	EQR-Hillside, LLC	Delaware
398	EQR-Hillside II GP LLC	Delaware
399	EQR-Hillside II LP	Delaware
400	EQR-Holding, LLC	Delaware
401	EQR-Holding, LLC2	Delaware
402	EQR-Hudson Crossing, LLC	Delaware
403	EQR-Hudson Pointe, L.L.C.	Delaware
404	EQR-Huxley GP LLC	Delaware
405	EQR-Huxley LP	Delaware
406	EQR-Hyattsville, LLC	Delaware
407	EQR-Ivory Wood, L.L.C.	Delaware
408	EQR-Joyce on Pentagon Row, LLC	Delaware
409	EQR-Kelvin Court, LLC	Delaware
410	EQR-Kenwood Mews GP LLC	Delaware
411	EQR-Kenwood Mews LP	Delaware

412	EQR-La Terrazza at Colma Station GP, LLC	Delaware
413	EQR-La Terrazza at Colma Station Limited Partnership	Delaware
414	EQR-Lakeshore at Preston, LLC	Illinois
415	EQR-Lane LLC	Delaware
416	EQR-Lawrence, L.L.C.	Delaware
417	EQR-Ledges LLC	Delaware
418	EQR-Legacy Holdings JV Member, LLC	Delaware
419	EQR-LEX A LP	Delaware
420	EQR-LEX B LP	Delaware
421	EQR-LEX C LP	Delaware
422	EQR-LEX D LP	Delaware
423	EQR-LEX GP A LLC	Delaware
424	EQR-LEX GP B LLC	Delaware
425	EQR-LEX GP C LLC	Delaware
426	EQR-LEX GP D LLC	Delaware
427	EQR-LEX GP LLC	Delaware
428	EQR-LEX LP	Delaware
429	EQR-Lexford Lender, L.L.C.	Delaware
430	EQR-Liberty Tower, LLC	Delaware
431	EQR-Lincoln Braintree, L.L.C.	Delaware
432	EQR-Lincoln Fairfax, L.L.C.	Delaware
433	EQR-Lincoln Laguna Clara L.P.	Delaware
434	EQR-Lincoln Santa Clara L.L.C.	Delaware
435	EQR-Lindley Limited Partnership	Delaware
436	EQR-Lindley, LLC	Delaware
437	EQR-Lodge (OK) GP Limited Partnership	Illinois
438	EQR-Lombard, L.L.C.	Delaware
439	EQR-Loudoun, L.L.C.	Delaware
440	EQR-LPC Urban Renewal North Pier, L.L.C.	New Jersey
441	EQR-Madison & Henry, L.L.C.	Delaware
442	EQR-Madison LLC	Delaware
443	EQR-Madox LLC	Delaware
444	EQR-Mantena, LLC	Delaware
445	EQR-Marina Bay, L.L.C.	Delaware
446	EQR-Marina Del Rey-I GP LLC	Delaware
447	EQR-Marina Del Rey-I Limited Partnership	Delaware
448	EQR-Marina Del Rey-II GP LLC	Delaware
449	EQR-Marina Del Rey-II Limited Partnership	Delaware
450	EQR-Mark on 8th LLC	Delaware
451	EQR-Market Street Landing, LLC	Delaware
452	EQR-Market Village Conversion, LLC	Delaware
453	EQR-Market Village, LP	Delaware
454	EQR-Melrose, LLC	Delaware
455	EQR-Melrose, LP	Delaware
456	EQR-MET CA Financing Limited Partnership	Illinois
457	EQR-Metro on First LLC	Delaware
458	EQR-MHL McCaslin Hidden Lakes, LLC	Texas
459	EQR-Mill Creek, L.L.C.	Delaware
460	EQR-Millikan Avenue GP, LLC	Delaware
461	EQR-Millikan Avenue, LP	Delaware
462	EQR-Mission Bay Block 13 Limited Partnership	Delaware
463	EQR-Mission Bay Block 13, LLC	Delaware

464	EQR-Missouri, L.L.C.	Delaware
465	EQR-MLP 1, L.L.C.	Delaware
466	EQR-MLP 2, L.L.C.	Delaware
467	EQR-Moda, LLC	Delaware
468	EQR-Montclair Reserve, LLC	Delaware
469	EQR-Montclair, LLC	Delaware
470	EQR-Monte Viejo, L.L.C.	Delaware
471	EQR-Montierra GP LLC	Delaware
472	EQR-Montierra LP	Delaware
473	EQR-Mountain Park Ranch, LLC	Delaware
474	EQR-Mountain View GP LLC	Delaware
475	EQR-Mountain View LP	Delaware
476	EQR-MR McCaslin Riverhill, LLC	Texas
477	EQR-Navitas LLC	Delaware
478	EQR-Navitas III LLC	Delaware
479	EQR-NEW LLC	Delaware
480	EQR-NEW LLC3	Maryland
481	EQR-Next on Sixth GP LLC	Delaware
482	EQR-Next on Sixth LP	Delaware
483	EQR-North Ninth II LLC	Delaware
484	EQR-North Ninth LLC	Delaware
485	EQR-North Pier, L.L.C.	Delaware
486	EQR-Northpark Limited Partnership	Delaware
487	EQR-Northpark, LLC	Delaware
488	EQR-Notch LLC	Delaware
489	EQR-Oak Park Limited Partnership	Delaware
490	EQR-Old Town Lofts LLC	Delaware
491	EQR-Oregon, L.L.C.	Delaware
492	EQR-Overlook Manor II, L.L.C.	Delaware
493	EQR-Pacific Place, LLC	Delaware
494	EQR-Pacific Place, LP	Delaware
495	EQR-Packard LLC	Delaware
496	EQR-Palm Harbor, L.L.C.	Delaware
497	EQR-Parallel Residual JV 2 Member, LLC	Delaware
498	EQR-Parc on Powell GP LLC	Delaware
499	EQR-Parc on Powell LP	Delaware
500	EQR-Parc Vue, L.L.C.	Delaware
501	EQR-Park Place I General Partnership	Illinois
502	EQR-Park Place II General Partnership	Illinois
503	EQR-Park West (CA) Vistas, Inc.	Illinois
504	EQR-Parkside Limited Partnership	Texas
505	EQR-Pearl LLC	Delaware
506	EQR-Pegasus Apartments, LP	Delaware
507	EQR-Pershing, LLC	Delaware
508	EQR-Plantation Financing Limited Partnership	Illinois
509	EQR-Playa Del Rey GP LLC	Delaware
510	EQR-Playa Del Rey LP	Delaware
511	EQR-Portland Center, L.L.C.	Delaware
512	EQR-Prado GP LLC	Delaware
513	EQR-Prado LP	Delaware
514	EQR-Prime, L.L.C.	Delaware
515	EQR-Prospect Towers Phase II LLC	Delaware

516	EQR-QRS Highline Oaks, Inc.	Illinois
517	EQR-Radius Uptown LLC	Delaware
518	EQR-Ranch at Fossil Creek, L.L.C.	Delaware
519	EQR-Ranch at Fossil Creek, L.P.	Texas
520	EQR-Redmond Way, LLC	Delaware
521	EQR-Regency Park, LLC	Delaware
522	EQR-Rehab Master GP, L.L.C.	Delaware
523	EQR-Rehab Master Limited Partnership	Delaware
524	EQR-Renaissance Villas Limited Partnership	Delaware
525	EQR-Renaissance Villas, LLC	Delaware
526	EQR-Reserve Square Limited Partnership	Illinois
527	EQR-Residual JV Member, LLC	Delaware
528	EQR-Rianna, LLC	Delaware
529	EQR-RID SP, L.L.C.	Delaware
530	EQR-Ridgewood Village GP LLC	Delaware
531	EQR-Ridgewood Village LP	Delaware
532	EQR-Riva Terra I GP LLC	Delaware
533	EQR-Riva Terra I LP	Delaware
534	EQR-Riva Terra II GP LLC	Delaware
535	EQR-Riva Terra II LP	Delaware
536	EQR-River Park Limited Partnership	Illinois
537	EQR-Riverpark, LLC	Delaware
538	EQR-Riverside Corp.	Delaware
539	EQR-Rivington A LLC	Delaware
540	EQR-Rivington LLC	Delaware
541	EQR-Sakura Apartments, LP	California
542	EQR-Sakura GP, LLC	Delaware
543	EQR-Sakura Landlord, LP	California
544	EQR-Sakura Low-Income, LP	Delaware
545	EQR-Saxton LLC	Delaware
546	EQR-Seattle Member LLC	Delaware
547	EQR-Second and Pine II, LLC	Delaware
548	EQR-Second and Pine, LLC	Delaware
549	EQR-Shadow Creek, L.L.C.	Delaware
550	EQR-Shady Grove, LLC	Delaware
551	EQR-Siena Terrace, LP	Delaware
552	EQR-SightPlan Holding LLC	Delaware
553	EQR-Silver Spring Gateway Residential, LLC	Delaware
554	EQR-Silver Spring Gateway, LLC	Delaware
555	EQR-Silver Spring Residential Associates, LLC	Delaware
556	EQR-Skylark Limited Partnership	Delaware
557	EQR-Skyline Terrace Limited Partnership	Delaware
558	EQR-Skyline Terrace, LLC	Delaware
559	EQR-Skyline Towers Member, LLC	Delaware
560	EQR-Skyline Towers, L.L.C.	Delaware
561	EQR-Skyview GP, LLC	Delaware
562	EQR-Skyview, LP	Delaware
563	EQR-SLP LLC	Delaware
564	EQR-Soma II GP LLC	Delaware
565	EQR-Soma II LP	Delaware
566	EQR-Sombra 2008 GP, LLC	Delaware
567	EQR-Sombra 2008 Limited Partnership	Delaware

568	EQR-South City Station GP LLC	Delaware
569	EQR-South City Station LP	Delaware
570	EQR-South Plainfield I, L.P.	Delaware
571	EQR-South Plainfield, L.L.C.	Delaware
572	EQR-Southwood GP Limited Partnership	California
573	EQR-Southwood Limited Partnership	California
574	EQR-Southwood LP I Limited Partnership	California
575	EQR-Southwood LP II Limited Partnership	California
576	EQR-Springline LLC	Delaware
577	EQR-Square One LLC	Delaware
578	EQR-Square One Member LLC	Delaware
579	EQR-STOA GP LLC	Delaware
580	EQR-STOA LP	Delaware
581	EQR-Stonelake GP, L.L.C.	Delaware
582	EQR-Stonelake Limited Partnership	Illinois
583	EQR-Stoney Ridge SPE, L.L.C.	Delaware
584	EQR-Stonybrook, L.L.C.	Delaware
585	EQR-Summer Creek, L.L.C.	Delaware
586	EQR-Surrey Downs GP Limited Partnership	Washington
587	EQR-Surrey Downs, LLC	Delaware
588	EQR-SWN Line Financing Limited Partnership	Illinois
589	EQR-Talleyrand, L.L.C.	Delaware
590	EQR-Tallman, LLC	Delaware
591	EQR-Tanasbourne Terrace Financing Limited Partnership	Illinois
592	EQR-Teresina Limited Partnership	Delaware
593	EQR-Teresina, LLC	Delaware
594	EQR-Terraces Limited Partnership	Delaware
595	EQR-Terraces, LLC	Delaware
596	EQR-The Carlyle, L.L.C.	Delaware
597	EQR-The Cleo GP LLC	Delaware
598	EQR-The Cleo LP	Delaware
599	EQR-The Hesby LLC	Delaware
600	EQR-The Hesby LP	Delaware
601	EQR-The Oaks GP LLC	Delaware
602	EQR-The Oaks LP	Delaware
603	EQR-The Palms, L.L.C.	Delaware
604	EQR-The Retreat, L.L.C.	Delaware
605	EQR-The Ridge, L.L.C.	Delaware
606	EQR-Third and Valley Urban Renewal LLC	New Jersey
607	EQR-Timberwood GP Limited Partnership	Colorado
608	EQR-Timberwood Limited Partnership	Colorado
609	EQR-Toscana Apartments, LP	Delaware
610	EQR-Touriel Berkeley Limited Partnership	Delaware
611	EQR-Town Square at Millbrook, LLC	Delaware
612	EQR-Townhouse Gardens, LLC	Delaware
613	EQR-Townhouse Gardens, LP	Delaware
614	EQR-Townhouse Plaza, LLC	Delaware
615	EQR-Townhouse Plaza, LP	Delaware
616	EQR-Troy LLC	Delaware
617	EQR-Urban Renewal 77 Hudson Street, L.L.C.	New Jersey
618	EQR-Urban Renewal Jersey City, L.L.C.	New Jersey
619	EQR-Uwajimaya Village, L.L.C.	Delaware

620	EQR-Valencia GP LLC	Delaware
621	EQR-Valencia Limited Partnership	Delaware
622	EQR-Valley Park South Financing Limited Partnership	Illinois
623	EQR-Vantage GP LLC	Delaware
624	EQR-Vantage LP	Delaware
625	EQR-Vantage Pointe Limited Partnership	Delaware
626	EQR-Vantage Pointe, LLC	Delaware
627	EQR-Veloce, LLC	Delaware
628	EQR-Venn at Main A LLC	Delaware
629	EQR-Venn at Main B LLC	Delaware
630	EQR-Venn at Main LLC	Delaware
631	EQR-Versailles Limited Partnership	Delaware
632	EQR-Versailles, LLC	Delaware
633	EQR-Victor, L.L.C.	Delaware
634	EQR-Victor, L.P.	Delaware
635	EQR-Villa Serenas Successor Borrower, L.L.C.	Delaware
636	EQR-Villa Solana Vistas, Inc.	Illinois
637	EQR-Village at Lakewood, LLC	Delaware
638	EQR-Villas of Josey Ranch GP, L.L.C.	Delaware
639	EQR-Vintage I, L.P.	Delaware
640	EQR-Vintage II, L.L.C.	Delaware
641	EQR-Virginia Square LLC	Delaware
642	EQR-Virginia, L.L.C.	Delaware
643	EQR-Vista del Lago, LLC	Delaware
644	EQR-Vista Member, LLC	Delaware
645	EQR-Vistas Courthouse, LLC	Delaware
646	EQR-Walden Park, LLC	Delaware
647	EQR-Warwick, L.L.C.	Delaware
648	EQR-Washington, L.L.C.	Delaware
649	EQR-Waterfall, L.L.C.	Delaware
650	EQR-Waterford Place, L.L.C.	Delaware
651	EQR-Watermarke I, LLC	Delaware
652	EQR-Watermarke II, LLC	Delaware
653	EQR-Waterside, L.L.C.	Delaware
654	EQR-Watson General Partnership	Illinois
655	EQR-Wellfan 2008 GP, LLC	Delaware
656	EQR-Wellfan 2008 Limited Partnership	Delaware
657	EQR-Wellington Hill Financing Limited Partnership	Illinois
658	EQR-Wellington, L.L.C.	Delaware
659	EQR-West Coast Portfolio GP, LLC	Delaware
660	EQR-West Seattle, LLC	Delaware
661	EQR-Westfield Village, L.L.C.	Delaware
662	EQR-Westgate Pasadena II, LP	Delaware
663	EQR-Westport, L.L.C.	Delaware
664	EQR-Westside GP LLC	Delaware
665	EQR-Westside LP	Delaware
666	EQR-Whisper Creek, L.L.C.	Delaware
667	EQR-Willard, LLC	Delaware
668	EQR-Windsor at Fair Lakes, L.L.C.	Delaware
669	EQR-Woodland Park A Limited Partnership	Delaware
670	EQR-Woodland Park A, LLC	Delaware
671	EQR-Woodland Park B Limited Partnership	Delaware

672	EQR-Woodland Park B, LLC	Delaware
673	EQR-Woodland Park C Limited Partnership	Delaware
674	EQR-Woodland Park C, LLC	Delaware
675	EQR-Woodland Park Limited Partnership	Delaware
676	EQR-Woodland Park, LLC	Delaware
677	EQR-Woodleaf Apartments GP, LLC	Delaware
678	EQR-Woodleaf Apartments, LP	Delaware
679	EQR-Woodridge I GP Limited Partnership	Colorado
680	EQR-Woodridge I Limited Partnership	Colorado
681	EQR-Woodridge II GP Limited Partnership	Colorado
682	EQR-Woodridge II Limited Partnership	Colorado
683	EQR-Woodridge III Limited Partnership	Colorado
684	EQR-Worldgate, LLC	Delaware
685	EQR-Yorktowne Financing Limited Partnership	Illinois
686	Equity Corporate Housing, Inc.	Ohio
687	Equity Marina Bay Phase II, L.L.C.	Delaware
688	Equity Residential Foundation	Illinois
689	Equity Residential Management, L.L.C.	Delaware
690	Equity Residential Properties Management Corp.	Delaware
691	Equity Residential Properties Management Corp. II	Delaware
692	Equity Residential Properties Management Corp. Protective Trust II	Delaware
693	Equity Residential REIT Services II, Inc.	Delaware
694	Equity Residential REIT Services Inc.	Delaware
695	Equity Residential Services II, LLC	Illinois
696	Equity Residential Services, L.L.C.	Delaware
697	Equity-Lodge Venture Limited Partnership	Illinois
698	Equity-Tasman Apartments LLC	Delaware
699	ERP Holding Co., Inc.	Delaware
700	ERP Operating Limited Partnership	Illinois
701	ERP-New England Program, L.L.C.	Delaware
702	ERP-QRS Arbors, Inc.	Illinois
703	ERP-QRS BS, Inc.	Illinois
704	ERP-QRS Cedar Ridge, Inc.	Illinois
705	ERP-QRS Country Club I, Inc.	Illinois
706	ERP-QRS Country Club II, Inc.	Illinois
707	ERP-QRS Country Ridge, Inc.	Illinois
708	ERP-QRS CPRT II, Inc.	Illinois
709	ERP-QRS Emerald Place, Inc.	Illinois
710	ERP-QRS Essex Place, Inc.	Illinois
711	ERP-QRS Fairfield, Inc.	Illinois
712	ERP-QRS Flatlands, Inc.	Illinois
713	ERP-QRS Georgian Woods Annex, Inc.	Illinois
714	ERP-QRS Glenlake Club, Inc.	Illinois
715	ERP-QRS Grove L.P., Inc.	Illinois
716	ERP-QRS Lincoln, Inc.	Delaware
717	ERP-QRS Lodge (OK), Inc.	Illinois
718	ERP-QRS Magnum, Inc.	Illinois
719	ERP-QRS MET CA, Inc.	Illinois
720	ERP-QRS Northampton I, Inc.	Illinois
721	ERP-QRS Sonterra at Foothills Ranch, Inc.	Illinois
722	ERP-QRS SWN Line, Inc.	Illinois
723	ERP-QRS Towne Centre III, Inc.	Illinois

724	ERP-QRS Towne Centre IV, Inc.	Illinois
725	ERP-Southeast Properties, L.L.C.	Georgia
726	ET 400 PAS, LLC	Delaware
727	Evans Withycombe Finance Partnership, L.P.	Delaware
728	Evans Withycombe Residential, L.P.	Delaware
729	Feather River Community Rentals, L.P.	California
730	Feather River G.P. Corp.	Delaware
731	Florida Partners G.P.	Illinois
732	Fort Lewis SPE, Inc.	Delaware
733	Geary Courtyard Associates	California
734	Georgian Woods Annex Associates	Maryland
735	Governor's Green I Trust	Delaware
736	Governor's Green II Trust	Delaware
737	Governor's Green III Trust	Delaware
738	GPT-929 House, LLC	Delaware
739	GPT-Abington Glen, LLC	Delaware
740	GPT-Abington Land, LLC	Delaware
741	GPT-Acton, LLC	Delaware
742	GPT-CC, LLC	Delaware
743	GPT-Cedar Glen, LLC	Delaware
744	GPT-CG, LLC	Delaware
745	GPT-Chestnut Glen, LLC	Delaware
746	GPT-Conway Court, LLC	Delaware
747	GPT-Glen Grove, LLC	Delaware
748	GPT-GOF II, LLC	Delaware
749	GPT-Gosnold Grove, LLC	Delaware
750	GPT-Heritage Green, LLC	Delaware
751	GPT-HG, LLC	Delaware
752	GPT-Highland Glen, LLC	Delaware
753	GPT-Jaclen Tower, LLC	Delaware
754	GPT-Longfellow Glen, LLC	Delaware
755	GPT-Nehoiden Glen, LLC	Delaware
756	GPT-Noonan Glen, LLC	Delaware
757	GPT-Norton Glen, LLC	Delaware
758	GPT-Old Mill Glen, LLC	Delaware
759	GPT-RG Amherst, LLC	Delaware
760	GPT-RG Fall River, LLC	Delaware
761	GPT-RG, LLC	Delaware
762	GPT-Rockingham Glen, LLC	Delaware
763	GPT-SHG, LLC	Delaware
764	GPT-Sturbridge, LLC	Delaware
765	GPT-Summer Hill Glen, LLC	Delaware
766	GPT-West Springfield, LLC	Delaware
767	GPT-Westfield, LLC	Delaware
768	GPT-Westwood Glen, LLC	Delaware
769	GPT-WG, LLC	Delaware
770	GPT-WILG, LLC	Delaware
771	GPT-Wilkens Glen, LLC	Delaware
772	GR-Cedar Glen, LP	Delaware
773	GR-Conway Court, L.P.	Delaware
774	Greentree Apartments Limited Partnership	Maryland
775	Greenwich Woods Associates Limited Partnership	Maryland

776	Greenworks Renewable Energy, LLC	Delaware
777	GR-Highland Glen, L.P.	Delaware
778	GR-Northeast Apartments Associates, LLC	Delaware
779	Grove Development LLC	Delaware
780	Grove Operating, L.P.	Delaware
781	GR-Rockingham Glen, L.P.	Delaware
782	GR-Summer Hill Glen, L.P.	Delaware
783	GR-Westwood Glen, L.P.	Delaware
784	GR-Wilkens Glen, L.P.	Delaware
785	Guilford Company, Inc.	Alabama
786	HEW-RAD Realty Corp.	New York
787	Hidden Lake Associates, L.P.	California
788	Hidden Lake G.P. Corp.	Delaware
789	Hunter's Glen General Partnership	Illinois
790	Kelvin Court Limited Partnership	Delaware
791	Kingsport Apartments, L.L.C.	Virginia
792	Lakeview Community Rentals, L.P.	California
793	Lakeview G.P. Corp.	Delaware
794	Lakewood Community Rentals G.P. Corp.	Delaware
795	Lakewood Community Rentals, L.P.	California
796	Lantern Cove Associates, L.P.	California
797	Lantern Cove G.P. Corp.	Delaware
798	Lawrence Downtown Holdings, LLC	Delaware
799	Lawrence Street Borrower, LLC	Delaware
800	Lawrence Street Partners, LLC	Delaware
801	Legacy Holdings JV, LLC	Delaware
802	Lenox Place Limited Partnership	Texas
803	Lexford GP III, LLC	Florida
804	Lexford Guilford GP, LLC	Ohio
805	Lexford Guilford, Inc.	Ohio
806	Lexford Partners, L.L.C.	Ohio
807	Lexford Properties, L.P.	Ohio
808	Lincoln Maples Associates LLC	Delaware
809	Linear Park, Inc.	California
810	LMI Cheshire Bridge LLC	Delaware
811	LMI Pembroke Landings LLC	Delaware
812	LMI Preston Park LLC	Delaware
813	LMI Riverbend LLC	Delaware
814	LMI Rosemont LLC	Delaware
815	LMI Windward Park LLC	Delaware
816	Lofts 590 LLC	Delaware
817	Longview Place, LLC	Delaware
818	Mission Verde Condominium Homeowners Association	California
819	ML North Carolina Apartments LP	Georgia
820	ML Tennessee Apartments LP	Georgia
821	Move, Inc.	Delaware
822	Mozaic Loan Acquisition, LP	Delaware
823	Multifamily Portfolio LP Limited Partnership	Delaware
824	Multifamily Portfolio Partners, Inc.	Delaware
825	North Pier L.L.C.	Delaware
826	Oaks at Baymeadows Associates	Florida
827	OEC Holdings LLC	Delaware

828	Old Redwoods LLC	Delaware
829	One Henry Adams Owners Association	California
830	Pines Whisper, LLC	Florida
831	Port Royale Holdings, LLC	Delaware
832	Potrero 1010 Owners Association	California
833	Prince George's Metro Apartments, LLC	Delaware
834	PSH Realty Corp.	New York
835	Purcel Woodward and Ames, L.L.C.	New York
836	QRS-Arboretum, Inc.	Illinois
837	QRS-ArtCapLoan, Inc.	Illinois
838	QRS-Bond, Inc.	Illinois
839	QRS-Codelle, Inc.	Illinois
840	QRS-Connor, Inc.	Illinois
841	QRS-Cove, Inc.	Illinois
842	QRS-Emerald Place GP, Inc.	Delaware
843	QRS-Employer, Inc.	Delaware
844	QRS-Fancap 2000A, Inc.	Illinois
845	QRS-Greentree I, Inc.	Illinois
846	QRS-LLC, Inc.	Illinois
847	QRS-Marks A, Inc.	Illinois
848	QRS-Marks B, Inc.	Illinois
849	QRS-RWE, Inc.	Texas
850	QRS-Scarborough, Inc.	Illinois
851	QRS-Siena Terrace, Inc.	Illinois
852	QRS-Summit Center, Inc.	Illinois
853	QRS-Towers at Portside, Inc.	Illinois
854	QRS-Vinings at Ashley Lake, Inc.	Illinois
855	QRS-Warwick, Inc.	Illinois
856	QRS-Waterfall, Inc.	Illinois
857	Redwood Shores Owners Association	California
858	Residential Insurance Agency, LLC	Delaware
859	Riverpark Redmond Condominium Association	Washington
860	Rosehill Pointe General Partnership	Illinois
861	San Norterra Apartments LLC	Delaware
862	Sarasota Beneva Place Associates, Ltd.	Florida
863	Schooner Bay I Associates, L.P.	California
864	Schooner Bay I G.P. Corp.	Delaware
865	Schooner Bay II Associates, L.P.	California
866	Schooner Bay II G.P. Corp.	Delaware
867	Seagull Drive Joint Venture	Florida
868	Second and Pine Owners Association	Washington
869	Second Country Club Associates Limited Partnership	Maryland
870	Second Georgian Woods Limited Partnership	Maryland
871	Sheffield Apartments, L.L.C.	Virginia
872	Smith Property Holdings 4411 Connecticut LLC	Delaware
873	Smith Property Holdings Alban Towers LLC	Delaware
874	Smith Property Holdings Columbia Road LP	Delaware
875	Smith Property Holdings Parc Vista LLC	Delaware
876	Smith Property Holdings Six (D.C.) LP	Delaware
877	Smith Property Holdings Three (D.C.) LP	Delaware
878	Smith Property Holdings Three LP	Delaware
879	Smith Property Holdings Van Ness LP	Delaware

880	Smith Property Holdings Water Park Towers LLC	Delaware
881	Smith Property Holdings Wilson LLC	Delaware
882	Smith Realty Company	Delaware
883	Songbird General Partnership	Illinois
884	South Shore Associates, L.P.	California
885	South Shore G.P. Corp.	Delaware
886	Summit Center, LLC	Florida
887	Sunny Oak Village General Partnership	Illinois
888	Tanglewood Apartments, L.L.C.	Virginia
889	The Cleo Homeowners' Association	California
890	The Crossings Associates	Florida
891	The Gates of Redmond, L.L.C.	Washington
892	The Landings Holding Company, L.L.C.	New Jersey
893	The Landings Urban Renewal Company, L.L.C.	New Jersey
894	The Veridian at Silver Spring Metro Owners Association, Inc.	Maryland
895	Third Greentree Associates Limited Partnership	Maryland
896	Tierra Antigua Associates, L.P.	California
897	Tierra Antigua G.P. Corp.	Delaware
898	Towers at Portside Urban Renewal Company, L.L.C.	New Jersey
899	Vinings Club at Metrowest Limited Partnership	Texas
900	Vista Montana Park Apartments Holdings, LLC	Delaware
901	Vista Montana Park Homes LLC	Delaware
902	Wadlington Investments General Partnership	Illinois
903	Wadlington, Inc.	Illinois
904	Waterfield Square Associates, L.P.	California
905	Waterfield Square I G.P. Corp.	Delaware
906	Waterfield Square II G.P. Corp.	Delaware
907	Watermarke Associates	Delaware
908	Waterton Tenside Holdings LLC	Delaware
909	Wellsford San Tropez Corporation	Arizona
910	Wellsford Warwick Corp.	Colorado
911	Westchester at Town Center (Borrower) GP LLC	Delaware
912	Westchester at Town Center (Borrower) LP	Delaware
913	Westchester at Town Center GP LLC	Delaware
914	Westchester at Town Center LP	Delaware
915	Western Hill Condominium Association	Washington
916	Westgate Pasadena Apartments GP, LLC	Delaware
917	Westgate Pasadena Apartments, L.P.	Delaware
918	Westgate Pasadena, LLC	Delaware
919	WHRP, Inc.	Maryland
920	Willow Brook Associates, L.P.	California
921	Willow Brook G.P. Corp.	Delaware
922	Willow Creek Community Rentals, L.P.	California
923	Willow Creek G.P. Corp.	Delaware
924	Wisconsin Place Residential LLC	Delaware
925	Wisconsin Place Retail LLC	Delaware
926	WNY Parkland Holdings, LLC	Delaware
927	Woodbine Properties	Missouri
928	Woolbright Place Master Association, Inc.	Florida
929	WP Project Developer LLC	Delaware